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                                                               Exhibit 10.6


                                    June 30, 1998





Avi A. Fogel, President and Chief Executive Officer
Network-1 Security Solutions, Inc.
909 Third Avenue - 9th Floor
New York, New York 10022


Dear Avi:

          This letter shall confirm that each of the undersigned agree that the provision in paragraph 3 of our respective employment agreements, dated April 4, 1994, and as amended on February 16, 1996, with Network-1, providing for a 10% increase in salary was waived by us at the time we were eligible for such 10% increases due to the financial circumstances of Network-1 and we will make no claim for such 10% increase at any time in the future.

                              Very truly yours,


                              /s/ Robert Russo
                              ------------------------------
                              Robert Russo


                              /s/ William Hancock
                              ------------------------------
                              William Hancock


                                        N/A
                              ------------------------------
                              Kenneth Conquest

AGREED AND ACCEPTED:

Network-1 Security Solutions, Inc.


By /s/ Avi A. Fogel
   ---------------------------------------
     Avi A. Fogel, President and
     and Chief Executive Officer